Exhibit 32.2

URANIUM RESOURCES, INC.

650 S. Edmonds Lane, Suite 108, Lewisville, TX 75067

972.219.3330 Phone 972.219.3311 Fax

www.uraniumresources.com

April 30, 2007

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Thomas H. Ehrlich, Vice President—Finance and Chief Financial Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2006, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS H. EHRLICH
Thomas H. Ehrlich
Vice President and Chief Financial Officer
April 30, 2007